UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2015

XIANGTIAN (USA) AIR POWER CO., LTD.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52735	98-0632932
(Commission File Number)	(IRS Employer Identification No.)

No. 6 Longda Road Yanjiao Development Zone
Sanhe City, Hebei Province, China 065201
(Address of principal executive offices and zip code)

+86 (316) 575-5518
(Registrant's telephone number including area code)

Goa Sweet Tours Ltd.
(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01: Changes In Registrant’s Certifying Accountant

On September 14, 2015, Jimmy P. Lee, CPA, P.C. was dismissed as the independent registered public accounting firm for Xiangtian (USA) Air Power Co., Ltd. (the “Company”). The Company’s Board of Directors made the decision and adopted resolutions on September 14, 2015 to retain Yichien Yeh, CPA to assume the role of the Company’s new independent registered public accounting firm effective September 14, 2015.

The report of Jimmy P. Lee, CPA regarding the Company’s financial statements for the fiscal year ended July 31, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Jimmy P. Lee, CPA on the Company’s financial statements for fiscal year ended July 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended July 31, 2014, and during the period from August 1, 2014 to September 14, 2015, the date of dismissal, (i) there were no disagreements with Jimmy P. Lee, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Jimmy P. Lee, CPA would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Jimmy P. Lee, CPA with a copy of the foregoing disclosures and requested that Jimmy P. Lee, CPA furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended July 31, 2014 and 2015 and through September 14, 2015, the Company did not consult with Yichien Yeh, CPA on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Yichien Yeh, CPA did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished herewith:

16.1	Letter from Jimmy P. Lee CPA, dated October 30, 2015 to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XIANGTIAN (USA) AIR POWER CO., LTD.

By: /s/ Zhiqi Zhang
Name: Zhiqi Zhang
Title: Chief Executive Officer

Date: October 30, 2015